SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2014

Abtech Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52762	14-1994102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4110 N. Scottsdale Road, Suite 235 Scottsdale, Arizona 85251
(Address of principal executive offices)

480-874-4000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2014 annual meeting of stockholders (the “Annual Meeting”) on July 14, 2014. There were 67,883,879 shares of common stock eligible to be voted at the Annual Meeting and 41,942,385 shares of common stock were represented in person or represented by proxy at the Annual Meeting, which constituted a quorum to conduct business. There were two proposals submitted to the Company’s stockholders at the Annual Meeting.  Each of the proposals below is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2014. The final results of voting on each of the proposals are as follows:

Proposal 1 — Election of Directors. Each of the following nominees for director were elected to serve a one-year term expiring at the Company’s 2015 annual meeting of stockholders based on the following vote:

	Affirmative Votes	Votes Withheld	Broker Non-Votes
Name
Glenn R. Rink	12,969,826	4,132,610	24,839,949
Jonathan Thatcher	13,047,367	4,055,069	24,839,949
William S. Brennan	14,321,776	2,780,660	24,839,949
Olivia H. Farr	14,212,183	2,890,253	24,839,949
David Greenwald	14,301,860	2,800,576	24,839,949
A. Judson Hill	14,315,776	2,786,660	24,839,949
William C. McCartney	14,321,776	2,780,660	24,839,949
Karl Seitz	14,224,160	2,878,276	24,839,949

Proposal 2 — Ratification of Selection of Independent Registered Public Accounting Firm. Semple, Marchal & Cooper LLP was ratified as our independent registered public accounting firm for the year ending December 31, 2014 based on the following vote:

Affirmative Votes:	36,747,223
Votes Against:	4,982,880
Abstentions:	212,282
Broker Non-Votes:	-

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure

On July 14, 2014, the Company held its Annual Meeting of Stockholders at the Company’s offices at 4110 N. Scottsdale Road, Suite 235, Scottsdale, Arizona. Following the adjournment of the meeting, the Company’s President, Glenn R. Rink, made a presentation regarding the status of the Company. A copy of the presentation is furnished herewith as Exhibit 99.1 and is available on the Company’s website at www.abtechindustries.com/investor-info/presentations.

In accordance with General Instruction B.2. of Form 8-K, the information disclosed in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Section 9 – Financial Statement and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1 The presentation shown to stockholders following the Annual Meeting of Stockholders on July 14, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2014

ABTECH HOLDINGS, INC.,
a Nevada corporation

	By:	/s/ Glenn R. Rink
Glenn R. Rink
President and Chief Executive Officer